MERRILL LYNCH INVESTOR CHOICE ANNUITY (IRA SERIES)

Issued by

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT D

Supplement dated June 15, 2020

to the

Prospectus dated May 1, 2018

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D

Supplement dated June 15, 2020

to the

Prospectus dated May 1, 2014

Effective on or about June 26, 2020, based on changes to the underlying fund portfolios, the following name changes will apply to the applicable subaccounts:

PRIOR SUBACCOUNT NAME	NEW SUBACCOUNT NAME

Federated Equity Income Fund, Inc.	Federated Hermes Equity Income Fund, Inc.
Federated Kaufmann Fund	Federated Hermes Kaufmann Fund

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Merrill Lynch Investor Choice (IRA Series) dated May 1, 2018

Merrill Lynch Investor Choice (IRA Series) (NY) dated May 1, 2014